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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 31, 2007

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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         Kansas                     1-04721                    48-0457967
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)


       2001 Edmund Halley Drive, Reston, Virginia             20191
        (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 31, 2007, Sprint Nextel Corporation (the "Company") and Barry West, Chief Technology Officer and President of the Company's Xohm Business Unit, entered into the third amendment to Mr. West's employment agreement, which provides for:

o a base salary for fiscal year 2008 of $469,356, subject to a merit increase in the manner consistent with the Company's general policies regarding compensation of senior executive employees;
o if Mr. West resigns during 2008, a pro-rata payment of his short-term incentive award at the greater of target or actual, with payment being made after the HC&CC has determined whether targets have been achieved;
o a lump sum payment of $250,000 on June 30, 2008 if Mr. West is employed through that date, or a pro-rata payment of $250,000 based on the number of days employed up until June 30, 2008 if Mr. West resigns or is terminated without cause prior to June 30, 2008, payable as soon as practicable after his termination;
o a lump sum payment of $250,000 on December 31, 2008 if Mr. West is employed through that date, or a pro-rata payment of $250,000 based on the number days employed after June 30, 2008 if Mr. West resigns or is involuntarily terminated without cause prior to December 31, 2008, payable as soon as practicable after his termination date; and
o waiver by Mr. West of participation in our 2008 long-term incentive compensation programs.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPRINT NEXTEL CORPORATION



Date: January 4, 2008                     /s/ Richard A. Montfort
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                                        By:   Richard A. Montfort
                                              Assistant Secretary